[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Second Extension to the Advanced Memory Agreements between Elpida and Intermolecular

This agreement (the “Second Extension”) is entered into and made effective as of April 1, 2013 (the “Effective Date”), by and between ELPIDA MEMORY, INC., a Japanese corporation operating at 2-1, Yaesu 2-chome, Chuo-ku, Tokyo 104-0028, Japan (“Elpida”), and INTERMOLECULAR, INC., a Delaware corporation operating at 3011 North First Street, San Jose, California 95134 (“Intermolecular”). Elpida and Intermolecular may be referred to individually as a “Party,” or collectively as the “Parties.”

WHEREAS, Elpida and Intermolecular have entered into (i) the Advanced Memory Development Program Agreement, dated May 22, 2008; (“Original Agreement”); (ii) Exhibit C - Royalty Terms, dated August 18, 2008; (“Amended Exhibit C”); (iii) Supplemental Joint Development Agreement, dated January 27, 2009; (“Supplemental Agreement”); (iv) Amendment to the Supplemental Joint Development Agreement, dated May 25, 2009; (“Supplemental Amendment”); (v) Amendment to the Advanced Memory Agreements, dated July 29, 2010 (“First Extension”); and (vi) Amendment to the Advanced Memory Agreements, dated December 29, 2012 (“First Fee Triggering Technology Agreement”) (collectively, the “Advanced Memory Agreements”);

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Elpida and Intermolecular agree as follows.

1.	EXTENDED TERM
Section 1.0 of the Supplemental Agreement extended the Initial Term from September 1, 2009, until April 1, 2011 ("Supplemental Term"). Section 1.0 of the First Extension extended the Supplemental Term from April 1, 2011, for an additional two (2) years to April 1, 2013 ("Amended Supplemental Term"). This Second Extension shall extend the Amended Supplemental Term through September 30, 2013 (“Extended Supplemental Term”).

2.	CDP FEE PAYMENT
For continued CDP Services during the Extended Supplemental Term, Elpida agrees to make a first payment and a second payment to Intermolecular, each in the amount of [***] dollars and [***] cents (US $[***]). The first and second payments will be payable by Elpida on [***] for CDP Services during April, May and June 2013, and on [***], for CDP Services during July, August and September 2013, respectively. Intermolecular will continue to provide CDP Services commensurate in scope as previously provided to Elpida under the Advanced Memory Agreements, such that the foregoing payments will cover all Intermolecular FTEs and any HPC Workflow Subscription and Access Fee including, without limitation, access to IM Tools and Software.

3.	MISCELLANEOUS
This Second Extension shall be deemed to be incorporated into the Advanced Memory Agreements and made a part thereof. All references to the Advanced Memory Agreements in any other document shall be deemed to refer to the Advanced Memory Agreements as modified by this Second Extension. Except as modified by this Second Extension, all other terms and conditions of the Advanced Memory Agreements are unchanged by this Second Extension and shall remain in full force and effect subject to such terms. In the event that the terms of this Second Extension conflict with the terms of the Advanced Memory Agreements, the terms of this Second Extension shall control.

4.	EXECUTION
This Second Extension may be executed in any number of counterpart originals, each of which shall be deemed an original instrument for all purposes, but all of which shall comprise one and the same instrument. This Second Extension may be delivered by electronic mail or facsimile, and a scanned version of this Second Extension shall be binding as an original.

Page 1 of 1 [***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

IN WITNESS WHEREOF, the Parties hereto have caused this Second Extension to be executed by their duly authorized representatives:

Elpida                            Intermolecular

Date:        ____________________________    Date:        ____________________________

Signature:    ____________________________    Signature:    ____________________________

Name:        ____________________________    Name:        ____________________________

Title:        ____________________________    Title:        ____________________________

Page 2 of 2 [***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.